Exhibit 99.2

DAKOTA PLAINS HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2013

	DAKP 10-K	Dakota Petroleum Transport Solutions, LLC	DPTS Marketing LLC	Eliminate Intercompany Amounts	Eliminate Non-Controlling Interest	To Record Interest on New Financing (1)	To Reverse Interest on Debt Paid Off	To Record Interest on Contingent Payment (2)	To Record Amortization of Finance Costs On SunTrust Debt (3)	Pro Forma Combined
REVENUES
Transloading Revenue	$—	$17,475,294	$—	$(17,475,294)	$—	$—	$—	$—	$—	$—
Trading Commission Income	—	—	55,729,970	—	—	—	—	—		55,729,970
Rental Income	349,372	—	—	(349,372)	—	—	—	—	—	—
Total Revenues	349,372	17,475,294	55,729,970	(17,824,666)	—	—	—	—	—	55,729,970

COST OF GOODS SOLD	—	7,588,802	47,738,199	(18,156,635)	—	—	—	—	—	37,170,366
(exclusive of items shown separately below)

OPERATING EXPENSES
General and Administrative Expenses	8,449,125	1,539,984	2,065,264	(17,404)	—	—	—	—	—	12,036,969
Depreciation and Amortization	179,546	420,464	—	—	—	—	—	—	—	600,010
Total Operating Expenses	8,628,671	1,960,448	2,065,264	(17,404)	—	—	—	—	—	12,636,979

INCOME (LOSS) FROM OPERATIONS	(8,279,299)	7,926,044	5,926,507	349,373	—	—	—	—	—	5,922,625

OTHER INCOME (EXPENSE)
Income from Investment in Dakota Petroleum Transport Solutions, LLC	4,312,394	—	—	(4,312,394)	—					—
Income from Investment in DPTS Marketing LLC	2,961,671	—	—	(2,961,671)	—	—	—	—	—	—
Income from Investment in Dakota Plains Services, LLC	130,305	—	—	—	—	—	—	—	—	130,305
Other Expense, Net	—	—	(3,163)	—	—	—	—	—	—	(3,163)
Gain (Loss) on Extinguishment of Debt	1,726,515	—	—	—	—	—	(1,726,515)	—	—	—
Interest Expense (Net of Interest Income)	(3,630,950)	—	—	—	—	(2,587,395)	3,631,845	(4,077,978)	(961,366)	(7,625,844)
Total Other Income (Expense)	5,499,935	—	(3,163)	(7,274,065)	—	(2,587,395)	1,905,330	(4,077,978)	(961,366)	(7,498,702)

INCOME (LOSS) BEFORE TAXES	(2,779,364)	7,926,044	5,923,344	(6,924,692)	—	(2,587,395)	1,905,330	(4,077,978)	(961,366)	(1,576,077)

INCOME TAX BENEFIT	(1,054,000)	—	—	2,624,000	—	(981,000)	722,000	(1,546,000)	(364,000)	(599,000)

NET (LOSS) INCOME	$(1,725,364)	$7,926,044	$5,923,344	$(9,548,692)	$—	$(1,606,395)	$1,183,330	$(2,531,978)	$(597,366)	$(977,077)

Net Loss Per Common Share - Basic and Diluted	$(0.04)									$(0.02)

Weighted Average Shares Outstanding	42,338,999									42,338,999

(1) Assumes Financing with SunTrust was outstanding for Entire Year

- Revolver - $11 million - Interest Rate 4.407%

- Tranche A - $15 million - Interest Rate 4.407%

- Tranche B - $22.5 million - Interest Rate 6.407%

(2) Assumed Contingent Payment of $45.3 million was outstanding for Entire Year at an Interest Rate of 9%

(3) Amortization of $1.6 million of Finance Costs related to Credit Agreement with SunTrust

DAKOTA PLAINS HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

	DAKP 10-Q	DPTS Marketing LLC	Eliminate Intercompany Amounts	Eliminate Non-Controlling Interest	To Record Interest on New Financing (1)	To Reverse Interest on Debt Paid Off	To Record Interest on Contingent Payment (2)	To Record Amortization of Finance Costs On SunTrust Debt (3)	Pro Forma Combined
REVENUES
Transloading Revenue	$19,103,521	$—	$(11,706,782)	$—	$—	$—	$—	$—	$7,396,739
Sand Revenue	733,355	—	—	—	—	—	—	—	733,355
Trading Commission Income	—	41,637,411	—	—	—	—	—		41,637,411
Rental Income	90,000	—	—	—	—	—	—	—	90,000
Total Revenues	19,926,876	41,637,411	(11,706,782)	—	—	—	—	—	49,857,505

COST OF GOODS SOLD	5,775,590	41,469,548	(11,706,782)	—	—	—	—	—	35,538,356
(exclusive of items shown separately below)

OPERATING EXPENSES
General and Administrative Expenses	7,784,815	2,745,601	—	—	—	—	—	—	10,530,416
Depreciation and Amortization	3,229,834	—	—	—	—	—	—	—	3,229,834
Total Operating Expenses	11,014,649	2,745,601	—	—	—	—	—	—	13,760,250

LOSS FROM OPERATIONS	3,136,637	(2,577,738)	—	—	—	—	—	—	558,899

OTHER INCOME (EXPENSE)
Income from Investment in DPTS Marketing LLC	(1,293,982)	—	1,293,982	—	—	—	—	—	—
Income from Investment in Dakota Plains Services, LLC	589,418	—	—	—	—	—	—	—	589,418
Other Expense, Net	—	(10,225)	—	—	—	—	—	—	(10,225)
Interest Expense (Net of Interest Income)	(1,503,017)	—	—	—	(1,940,546)	1,505,269	(3,058,484)	(721,025)	(5,717,803)
Total Other Income (Expense)	(2,207,581)	(10,225)	1,293,982	—	(1,940,546)	1,505,269	(3,058,484)	(721,025)	(5,138,610)

LOSS BEFORE TAXES	929,056	(2,587,963)	1,293,982	4,431,102	(1,940,546)	1,505,269	(3,058,484)	(721,025)	(4,579,711)

INCOME TAX BENEFIT	(1,142,148)	—	—	1,023,000	(633,000)	491,000	(997,000)	(235,000)	(1,493,148)

NET (LOSS) INCOME	2,071,204	(2,587,963)	1,293,982	3,408,102	(1,307,546)	1,014,269	(2,061,484)	(486,025)	(3,086,563)

NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	4,431,102	(1,293,982)	1,293,982	(4,431,102)	—	—	—	—	—

NET INCOME (LOSS) ATTRIBUTABLE TO SHAREHOLDERS OF
DAKOTA PLAINS HOLDINGS, INC.	$(2,359,898)	$(1,293,981)	$—	$7,839,204	$(1,307,546)	$1,014,269	$(2,061,484)	$(486,025)	$(3,086,563)

Net Loss Per Common Share - Basic and Diluted	$(0.04)								$(0.06)

Weighted Average Shares Outstanding	53,755,966								53,755,966

(1) Assumes Financing with SunTrust was outstanding for Nine Months

- Revolver - $11 million - Interest Rate 4.407%

- Tranche A - $15 million - Interest Rate 4.407%

- Tranche B - $22.5 million - Interest Rate 6.407%

(2) Assumed Contingent Payment of $45.3 million was outstanding for Nine Months at an Interest Rate of 9%

(3) Amortization of $1.6 million of Finance Costs related to Credit Agreement with SunTrust - Nine Months of Amortization

DAKOTA PLAINS HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATING BALANCE SHEETS

SEPTEMBER 30, 2014

ASSETS

	DAKP 10Q	DPTS Marketing LLC	Purchase of Remaining Interest of DPTS, DPTSM and DPTS Sand, LLC	To Record Contingent Liability (1)	Record Deferred Tax Asset (2)	Pay off of Promissory Notes	To Record Direct Costs of Transaction	To Record Finance Fee on SunTrust Debt	Record Escrow	Consolidating Entry	DAKP Pro Forma
CURRENT ASSETS
Cash and Cash Equivalents	$6,535,618	$27,501,495	$(11,850,000)	$—	$—	$(2,604,274)	$—	$—	$—	$—	$19,582,839
Cash Escrow	—	—	—	—	—	—	—	—	3,000,000	—	3,000,000
Trade Receivables	1,860,513	19,945	—	—	—	—	—	—	—	—	1,880,458
Income Tax Receivable	170,958	—	—	—	—	—	—	—	—		170,958
Other Current Assets	283,393	5,602,193	—	—	—	—	—	—	—	—	5,885,586
Due from Related Party	848,547	—	—	—	—	—	—	—	—	(842,976)	5,571
Other Receivables	23,720	—	—	—	—	—	—	—	—	—	23,720
Deferred Tax Asset	1,669,000	—	—	—	—	174,000	—	—	—	—	1,843,000
Total Current Assets	11,391,749	33,123,633	(11,850,000)	—	—	(2,430,274)	—	—	3,000,000	(842,976)	32,392,132

PROPERTY AND EQUIPMENT
Land	3,166,849	—	—	—	—	—	—	—	—	—	3,166,849
Site Development	5,829,640	—	—	—	—	—	—	—	—	—	5,829,640
Terminal	21,105,863	—	—	—	—	—	—	—	—	—	21,105,863
Machinery	17,836,465	—	—	—	—	—	—	—	—	—	17,836,465
Construction in Progress	34,357	—	—	—	—	—	—	—	—	—	34,357
Other Property and Equipment	11,879,445	—	—	—	—	—	—	—	—	—	11,879,445
Total Property and Equipment	59,852,619	—	—	—	—	—	—	—	—	—	59,852,619
Less - Accumulated Depreciation	5,040,093	—	—	—	—	—	—	—	—	—	5,040,093
Total Property and Equipment, Net	54,812,526	—	—	—	—	—	—	—	—	—	54,812,526

PREFERRED DIVIDEND RECEIVABLE	626,027	—	—	—	—	—	—	—	—	(626,027)	—

INVESTMENT IN DPTS MARKETING, LLC	9,790,884	—	(9,790,884)	—	—	—	—	—	—	—	—

INVESTMENT IN DAKOTA PETROLEUM TRANSPORT SOLUTIONS, LLC	—	—	—	—	—	—	—	—	—	—	—

INVESTMENT IN DAKOTA PLAINS SERVICES, LLC	659,817	—	—	—	—	—	—	—	—	—	659,817

INVESTMENT IN DPTS SAND, LLC	—	—	—	—	—	—	—	—	—	—	—

FINANCE COSTS, NET	70,439	—	—	—	—	(70,439)	—	—	—	—	—

DEFERRED TAX ASSET	3,366,000	—	—	—	19,730,000	—	—	—	—	—	23,096,000

OTHER ASSETS	140,902	—	—	—	—	—	—	—	—	—	140,902

Total Assets	$80,858,344	$33,123,633	$(21,640,884)	$—	$19,730,000	$(2,500,713)	$—	$—	$3,000,000	$(1,469,003)	$111,101,377

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts Payable	$2,806,521	$8,115,137	$—	$—	$—	$—	$—	$—	$—	$—	$10,921,658
Accrued Expenses	246,355	1,252,054	—	—	—	—	—	—	—	(626,027)	872,382
Accounts Payable Related Parties	—	4,174,674	—	—	—	—	—	—	—	(842,976)	3,331,698
Contingent Liability Payable	—	—	—	480,428	—	—	—	—	—	—	480,428
Deferred Rental Income	—	—	—	—	—	—	—	—	—	—	—
Total Current Liabilities	3,052,876	13,541,865	—	480,428	—	—	—	—	—	(1,469,003)	15,606,166

LONG-TERM LIABILITIES
Promissory Notes, Net of Debt Discount	7,338,553	—	—	—	—	(7,338,553)	—	—	—	—	—
Promissory Notes, New Financing	—	—	31,150,000	—	—	12,082,638	1,133,618	1,132,244	3,001,500	—	48,500,000
Contingent Liability Payable	—	—	—	44,830,439	—	—	—	—	—	—	44,830,439
Promissory Note, Pioneer Project	6,969,595	—	—	—	—	(6,969,595)	—	—	—	—	—
Other Noncurrent Liabilities	11,667	—	—	—	—	—	—	—	—	—	11,667
Deferred Rental Income	—	—	—	—	—	—	—	—	—	—	—
Total Long-Term Liabilities	14,319,815	—	31,150,000	44,830,439	—	(2,225,510)	1,133,618	1,132,244	3,001,500	—	93,342,106

Total Liabilities	17,372,691	13,541,865	31,150,000	45,310,867	—	(2,225,510)	1,133,618	1,132,244	3,001,500	(1,469,003)	108,948,272

STOCKHOLDERS’ EQUITY
Preferred Stock - Par Value $.001; 10,000,000 Shares Authorized; None Issued or Outstanding	—	—	—	—	—	—	—	—	—	—	—
Common Stock, Par Value $.001; 100,000,000 Authorized,			—	—	—	—	—	—	—	—
Outstanding	54,900	—	—	—	—	—	—	—	—	—	54,900
Additional Paid-In Capital	45,169,317	—	(5,750,957)	(45,310,867)	19,730,000	—	(1,133,618)	(1,132,244)	—	—	11,571,631
Accumulated Deficit	(9,196,723)	19,581,768	(19,581,768)	—	—	(275,203)	—	—	(1,500)	—	(9,473,426)
Total Equity Dakota Plains Holdings, Inc.	36,027,494	19,581,768	(25,332,725)	(45,310,867)	19,730,000	(275,203)	(1,133,618)	(1,132,244)	(1,500)	—	2,153,105
Non-controlling Interest in Subsidiary	27,458,159	—	(27,458,159)	—	—	—	—	—	—	—	—
Total Stockholders’ Equity	63,485,653	19,581,768	(52,790,884)	(45,310,867)	19,730,000	(275,203)	(1,133,618)	(1,132,244)	(1,500)	—	2,153,105

Total Liabilities and Stockholders’ Equity	$80,858,344	$33,123,633	$(21,640,884)	$—	$19,730,000	$(2,500,713)	$—	$—	$3,000,000	$(1,469,003)	$111,101,377

(1) Record Contingent Liability related to Operational Override

(2) Record Deferred Tax Assets related to Purchase of Member Interests